UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

___________________

Date of Report (Date of earliest event reported): September 15, 2016

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Prospect Ave.
Helena, MT 59601
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2016, Michael C. Mundt, Executive Vice President and Chief Community Banking Officer of Eagle Bancorp Montana, Inc. (the “Company”) and its wholly owned subsidiary, Opportunity Bank of Montana (the “Bank”), notified the Company and the Bank of his intention to retire effective December 31, 2016. Mr. Mundt joined the Bank in 1988 and has served in several capacities.

Consistent with the Bank’s succession plan, it does not currently intend to fill the position of Chief Community Banking Officer. Upon Mr. Mundt’s retirement, his responsibilities will be assumed by the Chief Lending Officer Williams, Chief Mortgage Officer Ballew and Chief Credit Officer Field.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: September 19, 2016	By:	/s/ Peter J. Johnson
Peter J. Johnson
President and Chief Executive Officer